SCHEDULE OF MATURITY PAYMENTS (Details) - USD ($) $ in Thousands	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Debt Disclosure [Abstract]
2023	$ 1,477	$ 1,778
2024	1,597	1,578
2025	2,175	2,157
2026	8,540	8,624
2027	1,435	1,425
Thereafter	37,412	37,740
Subtotal	52,635	53,302	$ 54,178
Less: unamortized discounts	(118)	(119)	(125)
Less: deferred financing costs, net	(1,100)	(1,005)
Total notes and other debt	51,512	52,178
Less: deferred financing costs, net	$ (1,005)	$ (1,005)	$ (1,177)